EXHIBIT 99.1

                              MARKETING MEMORANDUM
                                 1/19/99 3:00 PM



                     NOVASTAR MORTGAGE FUNDING TRUST 1999-1

            $75,000,000 CLASS A-1, ASSET BACKED BONDS, SERIES 1999-1 $20,000,000 CLASS A-2, ASSET BACKED BONDS, SERIES 1999-1 $45,000,000 CLASS A-3, ASSET BACKED BONDS, SERIES 1999-1 $20,000,000 CLASS A-4, ASSET BACKED BONDS, SERIES 1999-1

The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets, a division of Wheat First Securities, Inc. (the "Underwriter") and not by the issuer of the Bonds identified above (the "Bonds") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Bonds, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Bonds has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Bonds has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Bonds in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Bonds for definitive terms of the Offered Bonds and the collateral.

Please be advised that the Bonds may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks.
Investors should fully consider the risk of an investment in the Bonds.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




                       [FIRST UNION LOGO APPEARS HERE](R)

                           FIRST UNION CAPITAL MARKETS
                   a division of Wheat First Securities, Inc.

SUMMARY OF TERMS

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FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 2
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

 $75,000,000 CLASS A-1, Home Equity Loan Asset Backed Bonds, Series 1999-1 (the "Class A-1 Bonds")
 $20,000,000 CLASS A-2, Home Equity Loan Asset Backed Bonds, Series 1999-1 (the "Class A-2 Bonds")
 $45,000,000 CLASS A-3, Home Equity Loan Asset Backed Bonds, Series 1999-1 (the "Class A-3 Bonds")
 $20,000,000 CLASS A-4, Home Equity Loan Asset Backed Bonds, Series 1999-1 (the "Class A-4 Bonds")

ISSUER:                             NovaStar Mortgage Funding Trust, Series 1999-1

COLLATERAL:                         Adjustable rate and fixed rate mortgage loans and related
                                    Pre-Funding Accounts.

SELLER:                             NovaStar Mortgage, Inc.

SERVICER:                           NovaStar Mortgage, Inc.

BACK-UP SERVICER:                   Fairbanks Capital Corp.

SECURITIES OFFERED:
SECURITIES                       CLASS A-1            CLASS A-2            CLASS A-3            CLASS A-4

Amount:                          $75,000,000          $20,000,000          $45,000,000          $20,000,000

Security Type:                   Floating-rate        Floating-rate        Fixed-Rate           Fixed-Rate

Cut-Off Date:                    January 1, 1999      January 1, 1999      January 1, 1999      January 1, 1999

Index:                           1 month LIBOR        1 month LIBOR        None                 None

Prepayment Assumptions (PPA):     30% CPR             30% CPR              24% HEP              24% HEP

Average Life to Call:            2.529 years          2.535 years          3.185 years          3.216 years
Average Life to Maturity:        2.687 years          2.693 years          3.557 years          3.608 years

Expected Call Date:              03/25/06             03/25/06             03/25/06             03/25/06
Expected Maturity Date:          06/25/13             06/25/13             11/25/13             01/25/14

Expected Coupon:                 One month LIBOR      One month LIBOR      TBD                  TBD
                                 + TBD                + TBD

Stated Maturity Date:            04/25/30             04/25/30             04/25/30             04/25/30

Payment Date:                    25th of each month   25th of each month   25th of each month   25th of each month
Payment Delay:                   Zero                 Zero                 24 days              24 days

Dated Date:                      January 29, 1999     January 29, 1999     January  1, 1999     January  1, 1999

Day Count:                       Actual/360           Actual/360           30/360               30/360

Pricing Date:                    TBD                  TBD                  TBD                  TBD

Days of Accrued Interest:        Zero                 Zero                 28 days              28 days

Settlement Date: (Expected)      January 29, 1999     January 29, 1999     January 29, 1999     January 29, 1999
                                                                                                19919981998

First Payment Date:              February 25, 1999    February 25, 1999    February 25, 1999    February 25, 1999
----------------------------------------------------------------------------------------------------------------------

FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 3
--------------------------------------------------------------------------------

Ratings: (S&P/Moody's)           AAA/Aaa              AAA/Aaa              AAA/Aaa              AAA/Aaa

DESCRIPTION OF THE BONDS:           The Bonds will be secured by the pledge by
                                    the Issuer to the Indenture Trustee pursuant to the Indenture, the assets of the trust will consist primarily of:

                                    (i) four groups (each a "Group) of
                                        adjustable rate and fixed rate mortgage
                                        loans (the "Mortgage Loans");

                                   (ii) all payments in respect of principal
                                        and interest on the Mortgage Loans
                                        (other than any principal or interest
                                        payments due on or prior to the
                                        applicable Cut-off Date);


                                  (iii) amounts on deposit in segregated
                                        accounts established by the Issuer in
                                        the name of the Indenture Trustee;
                                        (each, a "Pre-Funding Account")

                                   (iv) Mortgage Insurance ("MI") policies
                                        maintained by the Servicer in respect of approximately [71%] of the Mortgage Loans; and

                                    (v) certain other property.

                                    Four classes (each, a "Class" or a "Bond") of Bonds will be issued.

                                    |X| The Class A-1 Bond will be secured by
                                        adjustable rate mortgage loans in Group
                                        I ("the Group I Mortgage Loans").

                                    |X| The Class A-2 Bond will be secured by
                                        adjustable rate mortgage loans in Group
                                        II ("the Group II Mortgage Loans").

                                    |X| The Class A-3 Bond will be secured by
                                        fixed rate mortgage loans in Group III
                                        ("the Group III Mortgage Loans").

                                    |X| The Class A-4 Bond will be secured by
                                        fixed rate mortgage loans in Group IV
                                        ("the Group IV Mortgage Loans").

                                    Accordingly, payments on the Class A-1 Bond will be made from Available Funds for Group I; payments on the Class A-2 Bond are from Available Funds for Group II; payments on the Class A-3 Bond are from Available Funds for Group III; and payments on the Class A-4 Bond are from Available Funds for Group IV.

                                    Also issued under the Indenture are one or more classes of subordinated bonds (which are subordinated in right of payment to the Bonds) and a residual class in the REMIC, which are not being offered hereby.

SERVICING FEE:                      50 basis points per annum.

BACK-UP SERVICING FEE:              5 basis points per annum.

INDENTURE TRUSTEE:                  The Chase Manhattan Bank, a New York banking
                                    corporation.
--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 4
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TRUST ADMINISTRATOR:                First Union National Bank, a national
                                    banking association.

OWNER TRUSTEE:                      Wilmington Trust Company, a Delaware banking
                                    corporation.

DENOMINATIONS:                      Minimum denominations of $25,000 and
                                    integral multiples of $1,000 thereof.

FORM OF BONDS:                      Book-Entry Form, delivered through the
                                    facilities of DTC, Cedel, and Euroclear
                                    against payment in immediately available funds.

RECORD DATE:                        For Class A-1 Bonds and Class A-2 Bonds, the
                                    last business day before the Payment Date.

                                    For Class A-3 Bonds and Class A-4 Bonds, the last day of the calendar month preceding each payment date or, in the case of the first payment date, the record date shall be the closing date.

BOND INSURER:                       Financial Security Assurance, Inc. ("FSA"),
                                    rated AAA/Aaa/AAA by S&P, Moody's and Fitch, respectively.

BOND INSURANCE POLICY:              Timely payment of interest and ultimate
                                    payment of principal on the Bonds will be guaranteed by FSA.

                                    The Bond Insurance Policy with respect to each Class of Bonds does not cover the Available Funds Cap Carry Forward Amount, Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act. The payment of such amounts may be funded only from:

                                    (a) any excess interest resulting from the
                                        Available Funds Cap Rate being in excess of the applicable Interest Rate on future Payment Dates; and

                                    (b) any excess cash flow resulting from any
                                        Group that would otherwise be paid to
                                        the holder(s) of the subordinated bonds
                                        or residual class.

CREDIT ENHANCEMENT:                 (a) Initial Overcollateralization

                                    (b) Excess servicing cash flows

                                    (c) Cross-collateralization

                                    (d) Bond Insurance Policy

PAYMENTS ON THE BONDS:              Payments on the Bonds will be made to each
                                    bondholder of record by the Indenture
                                    Trustee on the 25th day of each month or, if

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FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 5
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                                    such day is not a Business Day, then the
                                    next succeeding Business Day, commencing on February 25, 1999.

                                    On each Payment Date, each Class of Bonds, as of the immediately preceding Record Date, will be entitled to payments in respect of principal and interest from Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

DUE PERIOD:                         With respect to each Class of Bonds and any
                                    Payment Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment
                                    Date occurs and ending on the first day of the calendar month in which such Payment
                                    Date occurs.

COLLECTION PERIOD:                  With respect to each Class of Bonds and any
                                    Payment Date of a Mortgage Loan, the
                                    calendar month preceding the month in which such Payment Date occurs.

AVAILABLE FUNDS:                    The Available Funds with respect to each
                                    Class of Bonds and any Payment Date will generally be equal to the sum of the following amounts received by the Indenture
                                    Trustee and available in the Payment
                                    Account, after deduction for amounts
                                    reimbursable to the Servicer and the
                                    Administrative Fees for such Class, on each Payment Date for each Class:

                                    (i) the aggregate amount of scheduled
                                        payments on the related Mortgage Loans
                                        due on the related Due Period;

                                   (ii) any amounts representing interest on
                                        amounts in the Payment Account and
                                        miscellaneous fees and collections,
                                        including assumption fees and prepayment penalties with respect to the Mortgage Loans in the related Group (but excluding late fees);

                                  (iii) any unscheduled payments and receipts,
                                        including Mortgagor prepayments on the
                                        related Mortgage Loans, Insurance
                                        Proceeds and proceeds from any MI
                                        Policy;

                                   (iv) all Advances made for such Payment Date
                                        in respect of the related Mortgage
                                        Loans; and

                                    (v) the amount, if any, of payments received
                                        under the Bond Insurance Policy for such Class.

                                    In addition, on the Payment Date relating to
                                    the Due Period in which the termination of
                                    the Funding Period occurred, Available Funds
                                    will include the amount on deposit in the
                                    Pre-Funding Account with respect to such
                                    Class at such time. On each
--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 6
--------------------------------------------------------------------------------

                                    Payment Date on or prior to the Payment Date in April 1999, Available Funds will include the amount, if any, withdrawn from the Interest Coverage Account for such Class.




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 7
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INTEREST CARRY-FORWARD:             (a)     If, on any Payment Date, the
                                            Available Funds Cap Rate (as defined
                                            below) for the Class A-1 and Class
                                            A-2 Bonds limits the payment of the
                                            full interest rate on the related
                                            Class, the amount of any such
                                            shortfall will be carried forward
                                            and be due and payable to the
                                            Bondholder of the related Class on
                                            the following Payment Date and shall
                                            accrue interest at the note interest
                                            rate until paid (the "Available
                                            Funds Cap Carry Forward Amount") .

                                    (b)     The payment of this Available Funds
                                            Cap Carry Forward Amount would be
                                            made in future periods from the
                                            excess cash flows.

                                    (c)     The Bond Insurer (FSA) does not
                                            cover the Available Funds Cap Carry
                                            Forward Amount.

AVAILABLE FUNDS CAP RATE:           The Available Funds Cap Rate with respect to
                                    each Class of Bonds for any payment date is a rate per annum equal to the fraction, expressed as a percentage, the numerator and the denominator of which are as follows, minus the Minimum Spread:

                                    (i)     the numerator is an amount equal to
                                            (A) 1/12 of the aggregate principal
                                            balance of the then outstanding
                                            Mortgage loans in the related Group
                                            times the weighted average of the
                                            Expense Adjusted Coupon Rate on the
                                            then outstanding Mortgage loans in
                                            such Group minus (B) the amount of
                                            the Bond Insurer premium for such
                                            payment date allocable to such
                                            Group.

                                    (ii)    the denominator is an amount equal
                                            to (A) the then outstanding
                                            aggregate Bond Balance multiplied by
                                            (B) the actual number of days
                                            elapsed in the related interest
                                            period divided by 360.

                                    The "Expense Adjusted Coupon Rate" on any
                                    Mortgage Loan is equal to the then
                                    applicable coupon rate minus the
                                    Administrative Fee Rate.

                                    The "Minimum Spread" is equal to 0.50%
                                    per annum.

                                    The "Administrative Fee Rate" on any
                                    Mortgage Loan is equal to the sum of (i) the Indenture Trustee Fee Rate and (ii) the Servicing Fee Rate and (iii) the MI Insurance Premium on the applicable Mortgage Loans. The Indenture Trustee Fee Rate is equal to .0125% per annum. The Servicing Fee Rate is equal to 0.55% per annum; 0.50% per annum to the Servicer and 0.05% per annum to the Back-Up Servicer.

                                    "Bond Balance" with respect to a Class will equal as of any Payment Date, the Original Bond Balance as of the date of
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FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 8
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                                    issuance of the Bonds less all related
                                    principal payments paid to the respective
                                    Bondholders on previous Payment Dates.

PAYMENTS OF PRINCIPAL:              Principal payments will be payable on each
                                    Class of Bonds on each Payment Date in an aggregate amount generally comprising the following:

                                    (i)     the principal portion of all
                                            scheduled monthly payments on the
                                            Mortgage Loans in the related Group
                                            received or advanced by the Servicer
                                            on the Mortgage Loans with respect
                                            to the related Due Period;

                                    (ii)    the principal portion of all
                                            proceeds of the repurchase of a
                                            Mortgage Loan in the related Group
                                            pursuant to the Servicing Agreement
                                            or the Purchase Agreement during the
                                            preceding calendar month;

                                    (iii)   the principal portion of all other
                                            unscheduled collections with respect
                                            to Mortgage Loans in the related
                                            Group received during the related
                                            Collection Period including net
                                            liquidation, insurance and
                                            termination proceeds, (excluding
                                            proceeds paid in respect of the Bond
                                            Insurance Policy), to the extent not
                                            distributed in the preceding month;

                                    (iv)    any Insured Payment made with
                                            respect to any Subordination Deficit
                                            with respect to such Class; and

                                    (v)     with respect to the Payment Date
                                            immediately following the end of the
                                            Funding Period, any amounts in the
                                            Pre-Funding Account and the Interest
                                            Coverage Account relating to such
                                            Group after giving effect to any
                                            purchase of Subsequent Mortgage
                                            Loans;

                                    minus

                                    (vi)    the amount if any in the
                                            Subordination Reduction Amount with
                                            respect to such Class for such
                                            Payment Date.

                                    With respect to the final scheduled Payment
                                    Date and the first Payment Date following any acceleration of the Bonds following an Event of Default, the amount necessary to reduce the Principal Balance of such Class of Bonds to zero.

PAYMENTS OF EXCESS CASH:            The Net Monthly Excess Cashflow will be
                                    applied as an accelerated payment of
                                    principal on the Bonds until the
                                    Subordination Amount for such class has
                                    increased to the level equal to the Required
                                    Subordination Amount for such Class for such Payment Date. The Subordination Amount as of the
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FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                    PAGE 9
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                                    Settlement Date for each Class of Bonds will
                                    be equal to the Required Subordination
                                    Amount.

                                    The "Net Monthly Excess Cashflow" for each
                                    Class of Bonds and any Payment Date is equal to the amount of Available Funds remaining after distributions:

                                    (i)     to the holders of such Class of
                                            Bonds, the related Interest Payment
                                            Amount with respect to such Payment
                                            Date;

                                    (ii)    to the holders of such Class of
                                            Bonds, the related Principal Payment
                                            Amount with respect to such Payment
                                            Date; and

                                    (iii)   to the Bond Insurer, the sum of (a)
                                            all amounts previously paid by the
                                            Bond Insurer under the Bond
                                            Insurance Policy which have not
                                            previously been reimbursed (b) any
                                            other amounts due to the Bond
                                            Insurer pursuant to the Bond
                                            Insurance Policy and (c) interest on
                                            the foregoing as set forth in the
                                            Bond Insurance Policy from the date
                                            such amounts became due until paid
                                            in full.


                                    The "Subordination Amount" with respect to any Payment Date and a Class of Bonds is the excess, if any, of (x) the sum of the aggregate Principal Balances of the Mortgage Loans in the related Group as of the close of business on the related Due Period and the amount of funds in the Pre-Funding Account as of such Payment Date held with respect to the related Group over (y) the Bond Principal Balance of the related Bonds following such Payment Date.

                                    On each Payment Date after the Subordination
                                    Amount for each Class reaches the related
                                    Required Subordination Amount, the Holders of the Subordinated Bonds will be entitled to receive the Net Monthly Excess Cashflow for each Class. If the foregoing conditions are met, the holders of the Subordinated Bonds will receive all such monthly cash flows for the related Payment Date.

OPTIONAL REDEMPTION:                The Bonds may be redeemed, in full but not
                                    in part, at the option of the Servicer, on or after the Payment Date on which the outstanding aggregate collateral principal balance is less than 10% of the original aggregate outstanding collateral balance as of the Settlement Date.

COUPON STEP-UP:                     For Class A-1 Bonds and Class A-2 Bonds: If
                                    such Bonds are not redeemed pursuant to the Optional Redemption, the coupon on the related Class of Bonds will be set at the lesser of (a) one
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FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 10
--------------------------------------------------------------------------------
                                    month LIBOR plus [2 x the related interest spread] basis points and (b) the related Available Funds Cap Rate.

                                    For Class A-3 Bonds and Class A-4 Bonds: If such Bonds are not redeemed pursuant to the Optional Redemption, the coupon on the related Class of Bonds will increase by [50] basis points.



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 11
--------------------------------------------------------------------------------



INTEREST PERIOD:                    Interest on the Class A-1 and A-2 Bonds in
                                    respect of any Payment Date will accrue from the preceding Payment Date (or in the case of the first Payment Date, from the Closing
                                    Date) through the day preceding such Payment
                                    Date on the basis of the actual number of days in the Interest Period and a 360-day year.

                                    Interest on the Class A-3 and A-4 Bonds in respect of any Payment Date will accrue for the calendar month immediately preceding the month in which the Payment Date occurs on the basis of a 360-day year and twelve 30 day months.

PRE-FUNDING ACCOUNTS:               The Initial Mortgage Loans in Group I, Group
                                    II, Group II and Group IV as of the
                                    Settlement Date will have approximately the following aggregate principal balances:

                                        Group I:             [$67.1] million.
                                        Group II:            [$16.3] million.
                                        Group III:           [$39.4] million.
                                        Group IV:            [$16.0] million.

                                    Additional Mortgage loans with
                                    characteristics similar to those of the
                                    Mortgage Loans will be transferred to the Trust during the period ending 90 days from the Settlement Date (the "Funding Period") in exchange for release of funds from the Pre-Funding Accounts.

INTEREST COVERAGE ACCOUNTS:         On the Settlement Date, the Indenture
                                    Trustee will deposit in a segregated
                                    account, the Interest Coverage Account, cash amounts as required by the Bond Insurer to cover shortfalls in the Bond Interest payable on each Class of Bonds attributable to the Pre-Funding feature during the Funding Period.

MANDATORY PREPAYMENT:               Each Class of Bonds will be partially
                                    prepaid on the Payment Date immediately
                                    following the end of the Funding Period to the extent that any amount remains on deposit in the Pre-Funding Account held with respect to such Class on such Payment Date.

                                    Although no assurance can be given, it is anticipated that the principal amount of Subsequent Mortgage Loans sold to the Issuer and included in the Trust Estate will require the application of substantially all of the Pre-Funding Accounts and that there should be no material amount of principal prepaid to the Bonds.

COMPENSATING INTEREST
PAYMENTS:                           With respect to any Payment Date, any
                                    Prepayment Interest Shortfalls during the
                                    preceding calendar month will be covered by
                                    the Servicer, but only to the extent such
                                    Prepayment Interest
--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 12
--------------------------------------------------------------------------------

                                    Shortfalls do not exceed an amount equal to the total servicing fee payable to the Servicer with respect to such Payment Date.

                                    The "Prepayment Interest Shortfall" for any
                                    Payment Date is equal to the aggregate
                                    shortfall, if any, in collections of
                                    interest resulting from Mortgagor
                                    prepayments in full or in part on the
                                    Mortgage Loans during the preceding calendar month.

                                    No assurance can be given that Compensating
                                    Interest will be sufficient to cover
                                    Prepayment Interest Shortfalls for any
                                    Payment Date.

MI INSURER:                         Commonwealth Mortgage Assurance Company,
                                    ("CMAC") rated AA/Aa2 by Standard & Poor's and Moody's.

MI POLICY:                          The following approximate percentages (by
                                    aggregate principal balance as of the
                                    Cut-off Date) of the Initial Mortgage Loans are covered by a MI Policy:

                                       Adjustable Rate Group I:           71.15%

                                       Adjustable Rate Group II:          70.95%

                                       Fixed Rate Group III:              71.13%

                                       Fixed Rate Group IV:               71.44%

                                    The remainder of the Initial Mortgage Loans will not be covered by a MI Policy.

                                    Each MI Policy insures losses on the
                                    Principal Balance of each such Mortgage Loan in an amount generally equal to, at the option of the MI Insurer, either:

                                    (a)     the sum of (i) the Principal Balance
                                            of the Mortgage Loan, (ii) unpaid
                                            accumulated interest due on the
                                            Mortgage Loan at the Mortgage Rate
                                            (for a maximum period of two years)
                                            and (iii) the amount of certain
                                            advances (such as hazard insurance,
                                            taxes, maintenance expenses and
                                            foreclosure costs) made by the
                                            Servicer, reduced by certain
                                            mitigating amounts collected with
                                            respect thereto (collectively, the
                                            "Loss Amount"), in which case the MI
                                            Insurer would take title to the
                                            Mortgaged Property,

                                                           or
--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 13
--------------------------------------------------------------------------------

                                    (b)     an amount equal to the product of
                                            (i) the Loss Amount and (ii) the
                                            percentage of coverage (the
                                            "Coverage Percentage") specified in
                                            the MI Policy, in which case the
                                            Issuer would retain title to (and
                                            the proceeds obtained in a
                                            foreclosure and sale of) the
                                            Mortgaged Property.

                                    The Coverage Percentage specified in each MI
                                    Policy will be different depending upon the original Loan-to-Value Ratio of the related Mortgage Loan (Mortgage Loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and Mortgage Loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). All Mortgage Loans with an MI policy will be insured down to an effective original Loan-to-Value of 50%, subject to certain restrictions.

                                    Each MI Policy will remain in place for the life of the related Mortgage Loan provided that no MI Insurer Insolvency Event has occurred and is continuing even if the related Loan-to-Value Ratio decreases below 80%.

                                    If a MI Insurer Insolvency Event has
                                    occurred or is continuing, the Issuer shall, at the direction of the Bond Insurer, and may in the case of a Bond Insurer Default, terminate the MI Policy on any Mortgage Loan that is not then past due.

                                    Claim payments, if any, under a MI Policy will be made to the Servicer, deposited in the Collection Account and treated in the same manner as a prepayment of the related Mortgage Loan. Premiums payable on the MI Policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the Collection Account with respect to the related Mortgage Loans.

CONVERSION FEATURE OF
ADJUSTABLE-RATE LOANS:              96.46% of the loans in Group I and 92.01% of
                                    the loans in Group II (by aggregate
                                    principal balance as of the cut-off date) are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at 250 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

REMOVAL OF CONVERTED LOANS
PURSUANT TO THE CONVERSION

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 14
--------------------------------------------------------------------------------

FEATURE: In the event of a conversion of a loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of the Seller and Servicer, will be obligated to purchase the loan form the pool at the outstanding principal balance of the loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing a prepayment in pool. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company.

LEGAL INVESTMENT
CONSIDERATIONS:                     The Bonds are SMMEA eligible securities.

ERISA CONSIDERATIONS:               The Issuer believes that the Bonds are ERISA
                                    eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Bonds on behalf of a Plan should consult with its counsel prior to purchase of such Bonds.

TAXATION:                           A REMIC election will be made for tax
                                    purposes.

NOTE RATINGS:                       AAA/Aaa by S&P and Moody's

FURTHER INFORMATION:                If you have any questions, please call:

                                    Bill Ingram at (704) 383-7727, Capital
                                    Markets Syndicate Desk Russ Andrews at (704)
                                    374-3472, Debt Capital Markets



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 15
--------------------------------------------------------------------------------

                                    WEIGHTED AVERAGE LIFE (WAL) AND
                                          PAYMENT WINDOWS TABLE
                        TO CALL (10%)
                             PPA*          0         50        75        100       125       150
                        CLASS A1 BOND
                        WAL               21.366      5.271     3.477     2.529     1.939      1.534
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         6/25/27    4/25/13   9/25/08   3/25/06   8/25/04    7/25/03

                        CLASS A2 BOND
                        WAL               21.257      5.273     3.482     2.535     1.945      1.540
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         6/25/27    4/25/13   9/25/08   3/25/06   8/25/04    7/25/03

                        CLASS A3 BOND
                        WAL               15.302      6.152     4.237     3.185     2.524      2.070
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         6/25/27    4/25/13   9/25/08   3/25/06   8/25/04    7/25/03

                        CLASS A4 BOND
                        WAL               15.969      6.287     4.292     3.216     2.544      2.085
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         6/25/27    4/25/13   9/25/08   3/25/06   8/25/04    7/25/03

                        TO MATURITY
                             PPA*          0         50        75        100       125       150
                        CLASS A1 BOND
                        WAL               21.457      5.596     3.705     2.687     2.054      1.620
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY        10/25/28    1/25/25   6/25/18   6/25/13   2/25/10   11/25/07

                        CLASS A2 BOND
                        WAL               21.336      5.595     3.709     2.693     2.060      1.626
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         9/25/28    1/25/25   6/25/18   6/25/13   2/25/10   11/25/07

                        CLASS A3 BOND
                        WAL               15.328      6.357     4.627     3.557     2.839      2.334
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         9/25/28    4/25/24   4/25/18  11/25/13   3/25/13    8/25/10

                        CLASS A4 BOND
                        WAL               15.996      6.517     4.715     3.608     2.872      2.357
                        FIRST PAY        2/25/99    2/25/99   2/25/99   2/25/99   2/25/99    2/25/99
                        LAST PAY         9/25/28    6/25/24   8/25/18   1/25/14   6/25/13   10/25/10

                        *100 PERCENT PREPAYMENT ASSUMPTION (PPA) REPRESENTS 30% CPR FOR THE ARM COLLATERAL, AND 24% HEP FOR THE FIXED COLLATERAL. 24% HEP REPRESENTS 2.4% CPR IN MONTH 1 OF THE LIFE OF A LOAN, INCREASING EACH MONTH BY 2.4% CPR UNTIL MONTH 10 AND REMAINING CONSTANT AT 24% CPR THEREAFTER.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 16
--------------------------------------------------------------------------------




                                          CLASS A-1 AVAILABLE FUNDS CAP RATE*
   TO CALL (10%)
   PERIOD       DATE                    AFC RATE                   PERIOD         DATE                AFC RATE
              0            1/29/99
              1            2/25/99              9.514%                         44         9/25/02            9.200%
              2            3/25/99              9.165%                         45        10/25/02            9.523%
              3            4/25/99              8.258%                         46        11/25/02            9.200%
              4            5/25/99              8.560%                         47        12/25/02            9.523%
              5            6/25/99              8.278%                         48         1/25/03            9.200%
              6            7/25/99              8.582%                         49         2/25/03            9.200%
              7            8/25/99              8.330%                         50         3/25/03           10.239%
              8            9/25/99              8.341%                         51         4/25/03            9.200%
              9           10/25/99              8.651%                         52         5/25/03            9.523%
             10           11/25/99              8.368%                         53         6/25/03            9.200%
             11           12/25/99              8.676%                         54         7/25/03            9.523%
             12            1/25/00              8.393%                         55         8/25/03            9.200%
             13            2/25/00              8.406%                         56         9/25/03            9.200%
             14            3/25/00              9.035%                         57        10/25/03            9.523%
             15            4/25/00              8.434%                         58        11/25/03            9.200%
             16            5/25/00              8.747%                         59        12/25/03            9.523%
             17            6/25/00              8.464%                         60         1/25/04            9.200%
             18            7/25/00              8.779%                         61         2/25/04            9.200%
             19            8/25/00              8.496%                         62         3/25/04            9.869%
             20            9/25/00              8.512%                         63         4/25/04            9.200%
             21           10/25/00              8.831%                         64         5/25/04            9.523%
             22           11/25/00              9.133%                         65         6/25/04            9.200%
             23           12/25/00              9.474%                         66         7/25/04            9.523%
             24            1/25/01              9.173%                         67         8/25/04            9.200%
             25            2/25/01              9.194%                         68         9/25/04            9.200%
             26            3/25/01             10.257%                         69        10/25/04            9.523%
             27            4/25/01              9.239%                         70        11/25/04            9.200%
             28            5/25/01              9.588%                         71        12/25/04            9.523%
             29            6/25/01              9.287%                         72         1/25/05            9.200%
             30            7/25/01              9.639%                         73         2/25/05            9.200%
             31            8/25/01              9.310%                         74         3/25/05           10.239%
             32            9/25/01              9.282%                         75         4/25/05            9.200%
             33           10/25/01              9.591%                         76         5/25/05            9.523%
             34           11/25/01              9.229%                         77         6/25/05            9.200%
             35           12/25/01              9.532%                         78         7/25/05            9.523%
             36            1/25/02              9.200%                         79         8/25/05            9.200%
             37            2/25/02              9.200%                         80         9/25/05            9.200%
             38            3/25/02             10.239%                         81        10/25/05            9.523%
             39            4/25/02              9.200%                         82        11/25/05            9.200%
             40            5/25/02              9.523%                         83        12/25/05            9.523%
             41            6/25/02              9.200%                         84         1/25/06            9.200%
             42            7/25/02              9.523%                         85         2/25/06            9.200%
             43            8/25/02              9.200%                         86         3/25/06           10.247%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 17
--------------------------------------------------------------------------------

*Derived assuming six-month LIBOR remains constant at 5.005% using 100% of the PPA.













--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 18
--------------------------------------------------------------------------------






                                      CLASS A-2 AVAILABLE FUNDS CAP RATE*
    TO CALL (10%)
    PERIOD       DATE                    AFC RATE                   PERIOD          DATE               AFC RATE
               0             1/29/99
               1             2/25/99              9.515%                         44         9/25/02           9.082%
               2             3/25/99              9.166%                         45        10/25/02           9.401%
               3             4/25/99              8.240%                         46        11/25/02           9.082%
               4             5/25/99              8.541%                         47        12/25/02           9.402%
               5             6/25/99              8.260%                         48         1/25/03           9.082%
               6             7/25/99              8.563%                         49         2/25/03           9.082%
               7             8/25/99              8.281%                         50         3/25/03          10.109%
               8             9/25/99              8.342%                         51         4/25/03           9.082%
               9            10/25/99              8.649%                         52         5/25/03           9.402%
              10            11/25/99              8.365%                         53         6/25/03           9.082%
              11            12/25/99              8.674%                         54         7/25/03           9.402%
              12             1/25/00              8.391%                         55         8/25/03           9.082%
              13             2/25/00              8.404%                         56         9/25/03           9.082%
              14             3/25/00              9.033%                         57        10/25/03           9.402%
              15             4/25/00              8.432%                         58        11/25/03           9.082%
              16             5/25/00              8.745%                         59        12/25/03           9.402%
              17             6/25/00              8.462%                         60         1/25/04           9.082%
              18             7/25/00              8.777%                         61         2/25/04           9.082%
              19             8/25/00              8.493%                         62         3/25/04           9.743%
              20             9/25/00              8.510%                         63         4/25/04           9.082%
              21            10/25/00              9.232%                         64         5/25/04           9.402%
              22            11/25/00              8.937%                         65         6/25/04           9.082%
              23            12/25/00              9.312%                         66         7/25/04           9.402%
              24             1/25/01              9.016%                         67         8/25/04           9.082%
              25             2/25/01              9.037%                         68         9/25/04           9.083%
              26             3/25/01             10.082%                         69        10/25/04           9.402%
              27             4/25/01              9.080%                         70        11/25/04           9.083%
              28             5/25/01              9.424%                         71        12/25/04           9.402%
              29             6/25/01              9.127%                         72         1/25/05           9.083%
              30             7/25/01              9.474%                         73         2/25/05           9.083%
              31             8/25/01              9.151%                         74         3/25/05          10.109%
              32             9/25/01              9.124%                         75         4/25/05           9.083%
              33            10/25/01              9.403%                         76         5/25/05           9.402%
              34            11/25/01              9.048%                         77         6/25/05           9.083%
              35            12/25/01              9.410%                         78         7/25/05           9.402%
              36             1/25/02              9.082%                         79         8/25/05           9.083%
              37             2/25/02              9.082%                         80         9/25/05           9.083%
              38             3/25/02             10.109%                         81        10/25/05           9.402%
              39             4/25/02              9.082%                         82        11/25/05           9.083%
              40             5/25/02              9.401%                         83        12/25/05           9.402%
              41             6/25/02              9.082%                         84         1/25/06           9.083%
              42             7/25/02              9.401%                         85         2/25/06           9.083%
              43             8/25/02              9.082%                         86         3/25/06          10.116%

*Derived assuming six-month LIBOR remains constant at 5.005% using 100% of the PPA.
--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 19
--------------------------------------------------------------------------------
                       CLASS A-1 AVAILABLE FUNDS CAP RATE*

   TO CALL (10%)
   PERIOD       DATE                    AFC RATE                   PERIOD         DATE                AFC RATE
              0            1/29/99
              1            2/25/99              9.514%                         44         9/25/02           14.639%
              2            3/25/99              9.165%                         45        10/25/02           15.210%
              3            4/25/99              8.258%                         46        11/25/02           15.602%
              4            5/25/99              8.561%                         47        12/25/02           16.139%
              5            6/25/99              8.279%                         48         1/25/03           15.602%
              6            7/25/99              8.583%                         49         2/25/03           15.602%
              7            8/25/99              8.398%                         50         3/25/03           17.328%
              8            9/25/99              8.410%                         51         4/25/03           15.667%
              9           10/25/99              8.738%                         52         5/25/03           16.206%
             10           11/25/99              8.452%                         53         6/25/03           15.667%
             11           12/25/99              8.764%                         54         7/25/03           16.206%
             12            1/25/00              8.478%                         55         8/25/03           15.667%
             13            2/25/00              8.491%                         56         9/25/03           15.667%
             14            3/25/00              9.126%                         57        10/25/03           16.273%
             15            4/25/00              8.538%                         58        11/25/03           15.732%
             16            5/25/00              8.856%                         59        12/25/03           16.273%
             17            6/25/00              8.570%                         60         1/25/04           15.732%
             18            7/25/00              8.889%                         61         2/25/04           15.732%
             19            8/25/00              8.702%                         62         3/25/04           16.851%
             20            9/25/00              8.719%                         63         4/25/04           15.732%
             21           10/25/00              9.064%                         64         5/25/04           16.273%
             22           11/25/00             11.462%                         65         6/25/04           15.732%
             23           12/25/00             11.886%                         66         7/25/04           16.273%
             24            1/25/01             11.512%                         67         8/25/04           15.732%
             25            2/25/01             11.538%                         68         9/25/04           15.732%
             26            3/25/01             12.857%                         69        10/25/04           16.273%
             27            4/25/01             11.612%                         70        11/25/04           15.732%
             28            5/25/01             12.985%                         71        12/25/04           16.273%
             29            6/25/01             12.582%                         72         1/25/05           15.732%
             30            7/25/01             13.053%                         73         2/25/05           15.732%
             31            8/25/01             12.716%                         74         3/25/05           17.471%
             32            9/25/01             12.678%                         75         4/25/05           15.732%
             33           10/25/01             13.282%                         76         5/25/05           16.273%
             34           11/25/01             13.692%                         77         6/25/05           15.732%
             35           12/25/01             14.134%                         78         7/25/05           16.273%
             36            1/25/02             13.649%                         79         8/25/05           15.732%
             37            2/25/02             13.649%                         80         9/25/05           15.732%
             38            3/25/02             15.165%                         81        10/25/05           16.273%
             39            4/25/02             13.733%                         82        11/25/05           15.732%
             40            5/25/02             15.138%                         83        12/25/05           16.273%
             41            6/25/02             14.633%                         84         1/25/06           15.732%
             42            7/25/02             15.138%                         85         2/25/06           15.732%
             43            8/25/02             14.639%                         86         3/25/06           17.471%

    *Derived assuming six-month LIBOR increases to a level beyond the highest maximum

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 20
--------------------------------------------------------------------------------

attainable rate on the underlying adjustable rate mortgage loans using 100% of the PPA.

                       CLASS A-2 AVAILABLE FUNDS CAP RATE*
    TO CALL (10%)
    PERIOD       DATE                    AFC RATE                   PERIOD          DATE               AFC RATE
               0             1/29/99
               1             2/25/99              9.515%                         44         9/25/02          14.591%
               2             3/25/99              9.166%                         45        10/25/02          15.937%
               3             4/25/99              8.240%                         46        11/25/02          15.407%
               4             5/25/99              8.541%                         47        12/25/02          16.063%
               5             6/25/99              8.260%                         48         1/25/03          15.529%
               6             7/25/99              8.563%                         49         2/25/03          15.529%
               7             8/25/99              8.281%                         50         3/25/03          17.247%
               8             9/25/99              8.444%                         51         4/25/03          15.529%
               9            10/25/99              8.755%                         52         5/25/03          16.064%
              10            11/25/99              8.468%                         53         6/25/03          15.614%
              11            12/25/99              8.780%                         54         7/25/03          16.152%
              12             1/25/00              8.494%                         55         8/25/03          15.615%
              13             2/25/00              8.507%                         56         9/25/03          15.615%
              14             3/25/00              9.143%                         57        10/25/03          16.152%
              15             4/25/00              8.536%                         58        11/25/03          15.615%
              16             5/25/00              8.852%                         59        12/25/03          16.240%
              17             6/25/00              8.566%                         60         1/25/04          15.700%
              18             7/25/00              8.884%                         61         2/25/04          15.700%
              19             8/25/00              8.598%                         62         3/25/04          16.817%
              20             9/25/00              8.770%                         63         4/25/04          15.700%
              21            10/25/00             11.667%                         64         5/25/04          16.240%
              22            11/25/00             11.297%                         65         6/25/04          15.700%
              23            12/25/00             11.830%                         66         7/25/04          16.240%
              24             1/25/01             11.457%                         67         8/25/04          15.700%
              25             2/25/01             11.483%                         68         9/25/04          15.700%
              26             3/25/01             12.797%                         69        10/25/04          16.240%
              27             4/25/01             12.377%                         70        11/25/04          15.700%
              28             5/25/01             12.838%                         71        12/25/04          16.240%
              29             6/25/01             12.439%                         72         1/25/05          15.700%
              30             7/25/01             12.905%                         73         2/25/05          15.700%
              31             8/25/01             12.471%                         74         3/25/05          17.436%
              32             9/25/01             12.593%                         75         4/25/05          15.700%
              33            10/25/01             13.842%                         76         5/25/05          16.240%
              34            11/25/01             13.330%                         77         6/25/05          15.700%
              35            12/25/01             14.102%                         78         7/25/05          16.240%
              36             1/25/02             13.619%                         79         8/25/05          15.700%
              37             2/25/02             13.619%                         80         9/25/05          15.700%
              38             3/25/02             15.131%                         81        10/25/05          16.240%
              39             4/25/02             14.453%                         82        11/25/05          15.701%
              40             5/25/02             14.952%                         83        12/25/05          16.241%
              41             6/25/02             14.539%                         84         1/25/06          15.701%
              42             7/25/02             15.040%                         85         2/25/06          15.701%
              43             8/25/02             14.539%                         86         3/25/06          17.436%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 21
--------------------------------------------------------------------------------

*Derived assuming six-month LIBOR increases to a level beyond the highest maximum attainable rate on the underlying adjustable rate mortgage loans using 100% of the PPA.







--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 22
--------------------------------------------------------------------------------





                               Group I Initial Mortgage Loans

                                                                        All Mortgage Loans
                                                                 ---------------------------------
       Number of Adjustable Rate Loans                                               733

       Aggregate Principal Balance                                        $67,101,778.67

       Percentage of 1st Lien Mortgage Loans                                     100.00%
       (by number of loans)

       Principal Balance as of the Cut-Off Date

                 Average                                                      $91,544.04
                 Range                                          $22,944.02 - $238,213.17

       Coupon Rates

                 Weighted Average                                                10.118%
                 Range                                                  7.375% - 13.250%

       Remaining Term to Maturity
       (in months)

                 Weighted Average                                                    356
                 Range                                                         171 - 359

       Loan-to-Value Ratio at Origination

                 Weighted Average                                                 82.11%
                 Range                                                    9.43% - 95.00%






--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 23
--------------------------------------------------------------------------------

                                         Group II Initial Mortgage Loans

                                                                                  All Mortgage Loans
                                                                           ---------------------------------

       Number of Adjustable Rate Loans                                                          95

       Aggregate Principal Balance                                                  $16,279,956.12

       Percentage of 1st Lien Mortgage Loans                                               100.00%
       (by number of loans)

       Principal Balance as of the Cut-Off Date

                 Average                                                               $171,367.96
                 Range                                                    $28,769.74 - $618,530.02

       Coupon Rates

                 Weighted Average                                                          10.120%
                 Range                                                            7.500% - 12.250%

       Remaining Term to Maturity
       (in months)

                 Weighted Average                                                              355
                 Range                                                                   304 - 359

       Loan-to-Value Ratio at Origination

                 Weighted Average                                                           82.03%
                 Range                                                             46.16% - 90.00%



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 24
--------------------------------------------------------------------------------





                                      Group III Initial Mortgage Loans

                                                                                  All Mortgage Loans
                                                                           ----------------------------------

Number of Fixed Rate Loans                                                                      527

Aggregate Principal Balance                                                          $39,442,140.31

Percentage of 1st Lien Mortgage Loans                                                       100.00%
(by number of loans)

Principal Balance as of the Cut-Off Date

              Average                                                                    $74,842.77
              Range                                                        $23,746.28 - $229,650.47

Coupon Rates

              Weighted Average                                                              10.079%
              Range                                                                7.125% - 14.490%

Remaining Term to Maturity
(in months)

              Weighted Average                                                                  234
              Range                                                                       115 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                                                               80.10%
              Range                                                                 10.55% - 95.00%



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 25
--------------------------------------------------------------------------------





                                      Group IV Initial Mortgage Loans

                                                                                  All Mortgage Loans
                                                                           ----------------------------------

Number of Fixed Rate Loans                                                                      146

Aggregate Principal Balance                                                          $16,049,269.29

Percentage of 1st Lien Mortgage Loans                                                       100.00%
(by number of loans)

Principal Balance as of the Cut-Off Date

              Average                                                                   $109,926.50
              Range                                                        $24,957.53 - $865,395.27

Coupon Rates

              Weighted Average                                                              10.066%
              Range                                                                7.750% - 14.490%

Remaining Term to Maturity
(in months)

              Weighted Average                                                                  240
              Range                                                                       172 - 359

Loan-to-Value Ratio at Origination

              Weighted Average                                                               80.14%
              Range                                                                 16.54% - 95.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 26
--------------------------------------------------------------------------------



              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
              Location                               Loans          Aggregate Principal Balance     Principal Balance
              --------                               -----          ---------------------------     -----------------
Alaska                                                    1                    70,019.13                         0.10 %
Arizona                                                  25                 2,465,632.12                         3.67
California                                               30                 3,008,979.22                         4.48
Colorado                                                  9                 1,049,204.87                         1.56
Connecticut                                               9                   881,804.57                         1.31
District of Columbia                                      2                   222,483.91                         0.33
Florida                                                 139                12,951,730.28                        19.30
Georgia                                                  25                 2,396,596.10                         3.57
Idaho                                                     6                   471,915.59                         0.70
Illinois                                                 19                 1,757,175.14                         2.62
Indiana                                                  20                 1,565,503.07                         2.33
Iowa                                                      1                    46,827.08                         0.07
Kentucky                                                 16                 1,056,532.61                         1.57
Louisiana                                                 3                   247,650.89                         0.37
Maryland                                                  8                   716,617.64                         1.07
Michigan                                                 45                 4,066,962.24                         6.06
Minnesota                                                13                 1,132,711.60                         1.69
Mississippi                                               6                   337,140.28                         0.50
Missouri                                                 39                 3,153,209.33                         4.70
Montana                                                   1                   106,105.65                         0.16
Nebraska                                                  1                    36,923.16                         0.06
Nevada                                                   22                 2,729,666.86                         4.07
New Jersey                                                1                    82,608.79                         0.12
New Mexico                                                4                   442,727.78                         0.66
North Carolina                                           66                 5,152,331.10                         7.68
Ohio                                                     37                 3,170,307.15                         4.72
Oklahoma                                                  6                   546,621.12                         0.81
Oregon                                                    7                   986,452.63                         1.47
Pennsylvania                                             23                 1,818,775.23                         2.71
South Carolina                                           10                   807,940.25                         1.20
Tennessee                                                18                 1,317,008.70                         1.96
Texas                                                    57                 5,314,342.15                         7.92
Utah                                                     17                 1,964,628.32                         2.93
Virginia                                                 11                 1,043,157.53                         1.55
Washington                                               31                 3,625,935.11                         5.40
West Virginia                                             1                   119,934.32                         0.18
Wisconsin                                                 4                   237,617.15                         0.35
                                                          -                   ----------                         ----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 27
--------------------------------------------------------------------------------

                              MORTGAGE LOAN TYPE OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
         Mortgage Loan Type                          Loans          Aggregate Principal Balance     Principal Balance
         ------------------                          -----          ---------------------------     -----------------
One-Year CMT                                             35                 3,260,549.05                         4.86 %
1YRCMT180                                                 2                    62,127.53                         0.09
2/28 6-Month LIBOR                                      641                58,344,100.30                        86.95
3/27 6-Month LIBOR                                       42                 4,197,903.26                         6.26
Six-Month LIBOR                                          13                 1,237,098.53                         1.84
                                                         --                 ------------                         ----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======


                             LOAN TO VALUE RATIOS OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                    Mortgage Loans by
       Range of Loan-to-Value                      Number of                 Aggregate                  Aggregate
      Ratios at Origination (%)                  Mortgage Loans          Principal Balance          Principal Balance
  5.01 -  10.00                                           1                     49,956.75                        0.07 %
 30.01 -  35.00                                           1                     22,944.02                        0.03
 35.01 -  40.00                                           3                    256,608.71                        0.38
 40.01 -  45.00                                           2                    179,620.72                        0.27
 45.01 -  50.00                                           2                    238,664.17                        0.36
 50.01 -  55.00                                           5                    380,950.93                        0.57
 55.01 -  60.00                                           9                    743,103.71                        1.11
 60.01 -  65.00                                          45                  3,278,178.47                        4.89
 65.01 -  70.00                                          35                  2,537,247.07                        3.78
 70.01 -  75.00                                          83                  6,163,368.13                        9.19
 75.01 -  80.00                                         153                 14,269,157.55                       21.26
 80.01 -  85.00                                         144                 13,726,296.09                       20.46
 85.01 -  90.00                                         245                 24,784,350.56                       36.94
 90.01 -  95.00                                           5                    471,331.79                        0.70
                                                          -                    ----------                        ----

Totals                                                  733                $67,101,778.67                      100.00 %
                                                        ===                ==============                      ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 28
--------------------------------------------------------------------------------




                            PRINCIPAL BALANCES OF THE GROUP I INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group I
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
   Range of Principal Balances ($)                    Loans          Aggregate Principal Balance     Principal Balance
   -------------------------------                    -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                                   1                    22,944.02                          0.03 %
 25,000.01 -  50,000.00                                 102                 4,104,224.88                          6.12
 50,000.01 -  75,000.00                                 192                12,132,827.04                         18.08
 75,000.01 - 100,000.00                                 180                15,492,532.69                         23.09
100,000.01 - 125,000.00                                 124                13,959,469.65                         20.80
125,000.01 - 150,000.00                                  69                 9,328,422.43                         13.90
150,000.01 - 175,000.00                                  27                 4,361,162.84                          6.50
175,000.01 - 200,000.00                                  18                 3,341,011.31                          4.98
200,000.01 - 225,000.00                                  16                 3,422,348.66                          5.10
225,000.01 - 250,000.00                                   4                   936,835.15                          1.40
                                                          -                   ----------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======




                        REMAINING TERMS TO MATURITY OF THE GROUP I INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group I
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
       Remaining Term (months)                        Loans          Aggregate Principal Balance     Principal Balance
       -----------------------                        -----          ---------------------------     -----------------
171 - 175                                                 2                    62,127.53                          0.09 %
306 - 310                                                 3                   210,996.51                          0.31
311 - 315                                                 1                    95,294.37                          0.14
316 - 320                                                 1                   219,662.51                          0.33
326 - 330                                                 3                   226,753.52                          0.34
331 - 335                                                 4                   316,730.92                          0.47
336 - 340                                                 7                   589,569.44                          0.88
341 - 345                                                 2                   139,165.99                          0.21
346 - 350                                                 4                   367,180.62                          0.55
351 - 355                                               177                16,245,810.23                         24.21
356                                                     145                13,897,287.17                         20.71
357                                                     164                14,815,103.96                         22.08
358                                                     149                13,271,468.17                         19.78
359                                                      71                 6,644,627.73                          9.90
                                                         --                 ------------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 29
--------------------------------------------------------------------------------

                         TYPES OF MORTGAGED PROPERTIES OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Property Type                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Attached Housing                                          5                   363,536.36                         0.54 %
Condo Hi-Rise                                             7                   731,938.90                         1.09
Condo Lo-Rise                                            15                   948,163.31                         1.41
Detached Housing                                          1                    76,392.34                         0.11
Manufactured                                            102                 8,029,146.68                        11.97
Multi Unit                                               21                 2,414,950.13                         3.60
PUD                                                      23                 2,884,091.52                         4.30
PUD Deminimus                                             1                   121,124.73                         0.18
PUD Regular                                               8                   831,226.43                         1.24
Single Family Residence                                 550                50,701,208.27                        75.56
                                                        ---                -------------                        -----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======

            USE OF PROCEEDS OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
           Use of Proceeds                            Loans          Aggregate Principal Balance     Principal Balance
           ---------------                            -----          ---------------------------     -----------------
Const-Perm--- Cash Out                                   21                 1,778,036.93                         2.65 %
Const-Perm--- No Cash Out                                16                 1,199,442.18                         1.79
Purchase                                                292                27,147,981.92                        40.46
Refinance--- Cash Out                                   312                28,890,951.96                        43.06
Refinance--- No Cash Out                                 92                 8,085,365.68                        12.05
                                                         --                 ------------                        -----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 30
--------------------------------------------------------------------------------






                 OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
          Occupancy Status                           Loans          Aggregate Principal Balance     Principal Balance
          ----------------                           -----          ---------------------------     -----------------
Investment Non-Owner Occupied                            20                 1,504,869.33                         2.24 %
Investment Owner Occupied                                 1                    29,947.84                         0.04
Primary                                                 698                64,243,503.85                        95.74
Secondary                                                14                 1,323,457.65                         1.97
                                                         --                 ------------                         ----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======


                              DOCUMENTATION TYPE OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Documentation                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Full                                                    593                52,888,002.37                        78.82 %
Limited                                                  37                 3,726,028.34                         5.55
Stated                                                  103                10,487,747.96                        15.63
                                                        ---                -------------                        -----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======


                             RISK CLASSIFICATIONS OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
         Risk Classification                         Loans          Aggregate Principal Balance     Principal Balance
         -------------------                         -----          ---------------------------     -----------------
AA                                                       85                 9,509,749.96                        14.17 %
A                                                       235                22,471,248.89                        33.49
A-                                                      174                16,158,979.35                        24.08
B                                                       111                 9,880,857.63                        14.73
C                                                        90                 6,055,758.01                         9.02
D                                                        38                 3,025,184.83                         4.51
                                                         --                 ------------                         ----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 31
--------------------------------------------------------------------------------

             DELINQUENCIES OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                   Percentage of Group I
                                                                                                      Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
      Number of Days Delinquent                       Loans          Aggregate Principal Balance     Principal Balance
      -------------------------                       -----          ---------------------------     -----------------
  0  - 29                                               678                61,755,132.05                        92.03 %
 30 - 59                                                 44                 4,305,687.22                         6.42
 60 - 89                                                 11                 1,040,959.40                         1.55
                                                         --                 ------------                         ----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======

            MORTGAGE RATES OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                   Percentage of Group I
                                                                                                       Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
     Range of Mortgage Rates (%)                      Loans          Aggregate Principal Balance     Principal Balance
     ---------------------------                      -----          ---------------------------     -----------------
 7.001 -  7.500                                           1                   139,678.45                          0.21 %
 7.501 -  8.000                                           6                   682,019.01                          1.02
 8.001 -  8.500                                          33                 3,155,655.92                          4.70
 8.501 -  9.000                                          58                 6,135,306.81                          9.14
 9.001 -  9.500                                          93                 8,665,036.35                         12.91
 9.501 - 10.000                                         163                15,339,315.63                         22.86
10.001 - 10.500                                         133                12,450,421.62                         18.55
10.501 - 11.000                                         117                10,374,924.68                         15.46
11.001 - 11.500                                          49                 3,753,867.00                          5.59
11.501 - 12.000                                          45                 3,433,259.98                          5.12
12.001 - 12.500                                          24                 2,107,433.39                          3.14
12.501 - 13.000                                           8                   744,272.97                          1.11
13.001 - 13.500                                           3                   120,586.86                          0.18
                                                          -                   ----------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 32
--------------------------------------------------------------------------------



            MINIMUM RATES OF THE GROUP I INITIAL MORTGAGE RATE LOANS
                                                                                                    Percentage of Group I
                                                                                                      Mortgage Loans by
                                               Number of Mortgage                                         Aggregate
     Range of Minimum Rates (%)                       Loans         Aggregate Principal Balance       Principal Balance
     --------------------------                       -----         ---------------------------       -----------------
 7.001 -  7.500                                           2                   165,200.18                          0.25 %
 7.501 -  8.000                                           6                   682,019.01                          1.02
 8.001 -  8.500                                          34                 3,206,813.03                          4.78
 8.501 -  9.000                                          61                 6,562,773.88                          9.78
 9.001 -  9.500                                          93                 8,639,136.64                         12.87
 9.501 - 10.000                                         167                15,625,872.65                         23.29
10.001 - 10.500                                         124                11,685,618.40                         17.41
10.501 - 11.000                                         117                10,374,924.68                         15.46
11.001 - 11.500                                          49                 3,753,867.00                          5.59
11.501 - 12.000                                          45                 3,433,259.98                          5.12
12.001 - 12.500                                          24                 2,107,433.39                          3.14
12.501 - 13.000                                           8                   744,272.97                          1.11
13.001 - 13.500                                           3                   120,586.86                          0.18
                                                          -                   ----------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======

                           INITIAL PERIODIC RATE CAP OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
    Initial Periodic Rate Cap (%)                    Loans          Aggregate Principal Balance     Principal Balance
    -----------------------------                    -----          ---------------------------     -----------------
 1.000                                                   13                 1,237,098.53                         1.84 %
 2.000                                                   37                 3,322,676.58                         4.95
 3.000                                                  683                62,542,003.56                        93.20
                                                        ---                -------------                        -----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======

           PERIODIC RATE CAP OF ALL THE GROUP I INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group I
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
        Periodic Rate Cap (%)                        Loans          Aggregate Principal Balance     Principal Balance
        ---------------------                        -----          ---------------------------     -----------------
 1.000                                                  696                63,779,102.09                        95.05 %
 2.000                                                   37                 3,322,676.58                         4.95
                                                         --                 ------------                         ----

Totals                                                  733               $67,101,778.67                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 33
--------------------------------------------------------------------------------

               MAXIMUM RATES OF THE GROUP I INITIAL MORTGAGE LOANS


                                                                                                    Percentage of Group I
                                                                                                      Mortgage Loans by
                                               Number of Mortgage                                         Aggregate
     Range of Maximum Rates (%)                       Loans          Aggregate Principal Balance      Principal Balance
     --------------------------                       -----          ---------------------------      -----------------
13.001 - 13.500                                           1                    25,521.73                          0.04 %
14.001 - 14.500                                           2                   190,835.56                          0.28
14.501 - 15.000                                          12                 1,320,482.59                          1.97
15.001 - 15.500                                          39                 3,610,282.12                          5.38
15.501 - 16.000                                          65                 6,767,157.93                         10.08
16.001 - 16.500                                          89                 8,343,517.24                         12.43
16.501 - 17.000                                         157                14,783,025.02                         22.03
17.001 - 17.500                                         122                11,526,611.60                         17.18
17.501 - 18.000                                         117                10,374,924.68                         15.46
18.001 - 18.500                                          49                 3,753,867.00                          5.59
18.501 - 19.000                                          45                 3,433,259.98                          5.12
19.001 - 19.500                                          24                 2,107,433.39                          3.14
19.501 - 20.000                                           8                   744,272.97                          1.11
20.001 - 20.500                                           3                   120,586.86                          0.18
                                                          -                   ----------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 34
--------------------------------------------------------------------------------



                         NEXT INTEREST ADJUSTMENT DATE OF THE GROUP I INITIAL MORTGAGE LOANS


                                                                                                   Percentage of Group I
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
        Next Adjustment Date                          Loans          Aggregate Principal Balance     Principal Balance
        --------------------                          -----          ---------------------------     -----------------
01/01/00                                                  1                    62,468.70                          0.09 %
02/01/00                                                  1                    84,487.19                          0.13
02/01/99                                                  8                   722,565.70                          1.08
03/01/99                                                  7                   692,730.86                          1.03
04/01/99                                                  7                   504,781.34                          0.75
05/01/99                                                  5                   299,697.61                          0.45
06/01/99                                                  1                    78,971.43                          0.12
07/01/00                                                 32                 3,164,809.71                          4.72
07/01/01                                                  4                   377,181.68                          0.56
07/01/99                                                  1                   150,074.68                          0.22
08/01/00                                                118                10,572,935.72                         15.76
08/01/01                                                 11                 1,052,298.77                          1.57
08/01/99                                                  6                   535,625.71                          0.80
09/01/00                                                123                11,591,292.51                         17.27
09/01/01                                                 12                 1,112,896.03                          1.66
09/01/99                                                  8                   929,362.62                          1.39
09/02/00                                                  1                   118,808.34                          0.18
10/01/00                                                151                13,438,149.21                         20.03
10/01/01                                                  8                   929,724.30                          1.39
10/01/99                                                  6                   498,611.90                          0.74
11/01/00                                                146                12,899,993.37                         19.22
11/01/01                                                  3                   371,474.80                          0.55
11/01/99                                                  1                   147,353.26                          0.22
12/01/00                                                 67                 6,290,300.05                          9.37
12/01/01                                                  4                   354,327.68                          0.53
12/01/99                                                  1                   120,855.50                          0.18
                                                          -                   ----------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 35
--------------------------------------------------------------------------------






            GROSS MARGINS OF THE GROUP I INITIAL MORTGAGE RATE LOANS

                                                                                                   Percentage of Group I
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
     Range of Gross Margins (%)                       Loans          Aggregate Principal Balance     Principal Balance
     --------------------------                       -----          ---------------------------     -----------------
 3.001 -  3.500                                           3                   210,996.51                          0.31 %
 3.501 -  4.000                                           7                   534,371.62                          0.80
 4.001 -  4.500                                          15                 1,359,375.98                          2.03
 4.501 -  5.000                                          96                 8,845,435.01                         13.18
 5.001 -  5.500                                         230                22,827,939.56                         34.02
 5.501 -  6.000                                         187                16,661,881.72                         24.83
 6.001 -  6.500                                          85                 6,732,451.35                         10.03
 6.501 -  7.000                                          33                 3,232,533.47                          4.82
 7.001 -  7.500                                          37                 3,164,651.85                          4.72
 7.501 -  8.000                                          21                 1,916,917.69                          2.86
 8.001 -  8.500                                          15                 1,273,069.26                          1.90
 8.501 -  9.000                                           3                   251,276.89                          0.37
 9.001 -  9.500                                           1                    90,877.76                          0.14
                                                          -                    ---------                          ----

Totals                                                  733               $67,101,778.67                        100.00 %
                                                        ===               ==============                        ======







--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 36
--------------------------------------------------------------------------------









              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group II
                                                                                                     Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
              Location                               Loans         Aggregate Principal Balance      Principal Balance
              --------                               -----         ---------------------------      -----------------
Alaska                                                    1                   315,609.64                         1.94 %
Arizona                                                   1                   314,363.06                         1.93
California                                                6                 2,220,340.91                        13.64
Connecticut                                               1                   118,278.95                         0.73
Florida                                                  16                 2,783,673.24                        17.10
Georgia                                                   3                   821,609.54                         5.05
Illinois                                                  2                   190,648.77                         1.17
Indiana                                                   1                   138,424.14                         0.85
Kansas                                                    1                    35,974.21                         0.22
Maryland                                                  2                   623,724.24                         3.83
Michigan                                                  6                   607,320.54                         3.73
Minnesota                                                 2                   110,279.39                         0.68
Missouri                                                  3                   486,411.71                         2.99
Nebraska                                                  1                   369,435.07                         2.27
Nevada                                                    3                   790,832.30                         4.86
New Mexico                                                1                   113,642.87                         0.70
North Carolina                                           10                   716,224.50                         4.40
Ohio                                                      3                   191,922.20                         1.18
Oklahoma                                                  1                    89,460.41                         0.55
Oregon                                                    2                   417,915.32                         2.57
Pennsylvania                                              7                   687,314.36                         4.22
South Carolina                                            2                   103,866.93                         0.64
Tennessee                                                 5                   959,378.97                         5.89
Texas                                                    10                 2,425,706.62                        14.90
Virginia                                                  1                    62,839.12                         0.39
Washington                                                4                   584,759.11                         3.59
                                                          -                   ----------                         ----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 37
--------------------------------------------------------------------------------



                              MORTGAGE LOAN TYPE OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
         Mortgage Loan Type                          Loans          Aggregate Principal Balance     Principal Balance
         ------------------                          -----          ---------------------------     -----------------
One-Year CMT                                              4                 1,230,072.95                         7.56 %
2/28 6-Month LIBOR                                       83                13,113,174.93                        80.55
3/27 6-Month LIBOR                                        6                 1,350,677.39                         8.30
3/27 One-Year CMT                                         2                   586,030.85                         3.60
                                                          -                   ----------                         ----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======


                            LOAN TO VALUE RATIOS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group II
                                                                                                    Mortgage Loans by
       Range of Loan-to-Value                      Number of                 Aggregate                  Aggregate
      Ratios at Origination (%)                  Mortgage Loans          Principal Balance          Principal Balance
      -------------------------                  --------------          -----------------          -----------------
 45.01 -  50.00                                           1                          298,179.40                  1.83 %
 55.01 -  60.00                                           1                           56,959.17                  0.35
 60.01 -  65.00                                           5                          332,464.45                  2.04
 65.01 -  70.00                                           5                          792,792.97                  4.87
 70.01 -  75.00                                          14                        1,163,398.10                  7.15
 75.01 -  80.00                                          26                        4,443,123.49                 27.29
 80.01 -  85.00                                          26                        4,730,245.41                 29.06
 85.01 -  90.00                                          17                        4,462,793.13                 27.41
                                                         --                        ------------                 -----

Totals                                                   95                      $16,279,956.12                100.00 %
                                                         ==                      ==============                ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 38
--------------------------------------------------------------------------------






                            PRINCIPAL BALANCES OF THE GROUP II INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group II
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
   Range of Principal Balances ($)                    Loans          Aggregate Principal Balance     Principal Balance
   -------------------------------                    -----          ---------------------------     -----------------
 25,000.01 -  50,000.00                                  11                   472,195.14                          2.90 %
 50,000.01 -  75,000.00                                  24                 1,525,019.42                          9.37
 75,000.01 - 100,000.00                                   9                   741,021.34                          4.55
100,000.01 - 125,000.00                                   9                 1,029,704.08                          6.32
125,000.01 - 150,000.00                                   3                   412,289.22                          2.53
150,000.01 - 175,000.00                                   2                   332,729.13                          2.04
175,000.01 - 200,000.00                                   2                   377,220.82                          2.32
225,000.01 - 250,000.00                                   4                   982,549.81                          6.04
250,000.01 - 275,000.00                                   7                 1,869,822.29                         11.49
275,000.01 - 300,000.00                                   8                 2,339,142.14                         14.37
300,000.01 - 325,000.00                                   3                   952,378.43                          5.85
325,000.01 - 350,000.00                                   3                 1,028,783.98                          6.32
350,000.01 - 375,000.00                                   3                 1,086,009.06                          6.67
375,000.01 - 400,000.00                                   2                   756,703.20                          4.65
400,000.01 - 425,000.00                                   1                   408,985.14                          2.51
425,000.01 - 450,000.00                                   2                   862,665.40                          5.30
475,000.01 - 500,000.00                                   1                   484,207.50                          2.97
600,000.01 - 625,000.00                                   1                   618,530.02                          3.80
                                                          -                   ----------                          ----

Totals                                                   95               $16,279,956.12                        100.00 %
                                                         ==               ==============                        ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 39
--------------------------------------------------------------------------------







                       REMAINING TERMS TO MATURITY OF THE GROUP II INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group II
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
       Remaining Term (months)                        Loans          Aggregate Principal Balance     Principal Balance
       -----------------------                        -----          ---------------------------     -----------------
301 - 305                                                 1                   270,676.18                          1.66 %
336 - 340                                                 1                   287,851.45                          1.77
341 - 345                                                 1                   295,728.45                          1.82
346 - 350                                                 1                   148,155.20                          0.91
351 - 355                                                23                 4,859,808.64                         29.85
356                                                      18                 2,734,390.07                         16.80
357                                                      20                 2,900,864.40                         17.82
358                                                      20                 3,517,108.33                         21.60
359                                                      10                 1,265,373.40                          7.77
                                                         --                 ------------                          ----

Totals                                                   95               $16,279,956.12                        100.00 %
                                                         ==               ==============                        ======

                        TYPES OF MORTGAGED PROPERTIES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Property Type                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Attached Housing                                          2                   128,058.97                         0.79 %
Condo Hi-Rise                                             2                   370,362.23                         2.27
Condo Lo-Rise                                             1                   247,984.21                         1.52
Manufactured                                             13                   825,875.97                         5.07
Multi Unit                                                3                   560,421.86                         3.44
PUD                                                       8                 2,625,740.46                        16.13
PUD Regular                                               2                   218,888.20                         1.34
Single Family Residence                                  64                11,302,624.22                        69.43
                                                         --                -------------                        -----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 40
--------------------------------------------------------------------------------






           USE OF PROCEEDS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
           Use of Proceeds                            Loans          Aggregate Principal Balance     Principal Balance
           ---------------                            -----          ---------------------------     -----------------
Const-Perm--- Cash Out                                    6                   432,443.21                         2.66 %
Const-Perm--- N/A                                         1                    77,490.11                         0.48
Const-Perm--- No Cash Out                                 1                    76,203.54                         0.47
Purchase                                                 41                 7,736,483.88                        47.52
Refinance--- Cash Out                                    31                 5,500,330.30                        33.79
Refinance--- No Cash Out                                 15                 2,457,005.08                        15.09
                                                         --                 ------------                        -----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

                 OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
          Occupancy Status                           Loans          Aggregate Principal Balance     Principal Balance
          ----------------                           -----          ---------------------------     -----------------
Investment Non-Owner Occupied                             3                   538,417.60                         3.31 %
Primary                                                  91                15,675,329.32                        96.29
Secondary                                                 1                    66,209.20                         0.41
                                                          -                    ---------                         ----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======


                              DOCUMENTATION TYPE OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Documentation                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Full                                                     76                11,836,280.09                        72.70 %
Limited                                                   6                 1,823,370.31                        11.20
Stated                                                   13                 2,620,305.72                        16.10
                                                         --                 ------------                        -----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 41
--------------------------------------------------------------------------------

                             RISK CLASSIFICATIONS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
         Risk Classification                         Loans          Aggregate Principal Balance     Principal Balance
         -------------------                         -----          ---------------------------     -----------------
AA                                                       13                 3,810,884.58                        23.41 %
A                                                        17                 5,341,297.00                        32.81
A-                                                       18                 2,985,164.56                        18.34
B                                                        22                 2,399,497.55                        14.74
C                                                        21                 1,410,244.61                         8.66
D                                                         4                   332,867.82                         2.04
                                                          -                   ----------                         ----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 42
--------------------------------------------------------------------------------




            DELINQUENCIES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
      Number of Days Delinquent                       Loans          Aggregate Principal Balance     Principal Balance
      -------------------------                       -----          ---------------------------     -----------------
  0 - 29                                                 81                14,016,851.48                        86.10 %
 30 - 59                                                  9                 1,338,206.58                         8.22
 60 - 89                                                  5                   924,898.06                         5.68
                                                          -                   ----------                         ----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

            MORTGAGE RATES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                   Percentage of Group II
                                                                                                       Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
     Range of Mortgage Rates (%)                      Loans          Aggregate Principal Balance     Principal Balance
     ---------------------------                      -----          ---------------------------     -----------------
 7.001 -  7.500                                           1                   298,179.40                          1.83 %
 7.501 -  8.000                                           3                   216,196.79                          1.33
 8.001 -  8.500                                           3                   944,244.16                          5.80
 8.501 -  9.000                                           3                   801,425.11                          4.92
 9.001 -  9.500                                           6                 1,741,952.02                         10.70
 9.501 - 10.000                                          12                 3,791,825.27                         23.29
10.001 - 10.500                                          23                 3,617,765.93                         22.22
10.501 - 11.000                                          12                 1,625,979.75                          9.99
11.001 - 11.500                                          17                 2,026,481.58                         12.45
11.501 - 12.000                                          14                 1,029,259.32                          6.32
12.001 - 12.500                                           1                   186,646.79                          1.15
                                                          -                   ----------                          ----

Totals                                                   95               $16,279,956.12                        100.00 %
                                                         ==               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 43
--------------------------------------------------------------------------------



            MINIMUM RATES OF THE GROUP II INITIAL MORTGAGE RATE LOANS
                                                                                                   Percentage of Group II
                                                                                                      Mortgage Loans by
                                               Number of Mortgage                                         Aggregate
     Range of Minimum Rates (%)                       Loans         Aggregate Principal Balance       Principal Balance
     --------------------------                       -----         ---------------------------       -----------------
 7.001 -  7.500                                           1                   298,179.40                          1.83 %
 7.501 -  8.000                                           3                   216,196.79                          1.33
 8.001 -  8.500                                           4                 1,214,920.34                          7.46
 8.501 -  9.000                                           2                   530,748.93                          3.26
 9.001 -  9.500                                           6                 1,741,952.02                         10.70
 9.501 - 10.000                                          12                 3,791,825.27                         23.29
10.001 - 10.500                                          23                 3,617,765.93                         22.22
10.501 - 11.000                                          12                 1,625,979.75                          9.99
11.001 - 11.500                                          17                 2,026,481.58                         12.45
11.501 - 12.000                                          14                 1,029,259.32                          6.32
12.001 - 12.500                                           1                   186,646.79                          1.15
                                                          -                   ----------                          ----

Totals                                                   95               $16,279,956.12                        100.00    %
                                                         ==               ==============                        ======

                          INITIAL PERIODIC RATE CAP OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
    Initial Periodic Rate Cap (%)                    Loans          Aggregate Principal Balance     Principal Balance
    -----------------------------                    -----          ---------------------------     -----------------
 2.000                                                    4                 1,230,072.95                         7.56 %
 3.000                                                   91                15,049,883.17                        92.44
                                                         --                -------------                        -----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

                              PERIODIC RATE CAP OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group II
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
        Periodic Rate Cap (%)                        Loans          Aggregate Principal Balance     Principal Balance
        ---------------------                        -----          ---------------------------     -----------------
 1.000                                                   89                14,463,852.32                        88.84 %
 2.000                                                    6                 1,816,103.80                        11.16
                                                          -                 ------------                        -----

Totals                                                   95               $16,279,956.12                       100.00 %
                                                         ==               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 44
--------------------------------------------------------------------------------





              MAXIMUM RATES OF THE GROUP II INITIAL MORTGAGE LOANS
                                                                                                   Percentage of Group II
                                                                                                      Mortgage Loans by
                                              Number of Mortgage                                          Aggregate
     Range of Maximum Rates (%)               Loans                  Aggregate Principal Balance      Principal Balance
     --------------------------               -----                  ---------------------------      -----------------
13.001 - 13.500                                           1                   298,179.40                          1.83 %
14.001 - 14.500                                           1                   270,676.18                          1.66
14.501 - 15.000                                           4                   504,048.24                          3.10
15.001 - 15.500                                           3                   944,244.16                          5.80
15.501 - 16.000                                           1                   242,897.48                          1.49
16.001 - 16.500                                           6                 1,741,952.02                         10.70
16.501 - 17.000                                          12                 3,791,825.27                         23.29
17.001 - 17.500                                          24                 3,913,494.38                         24.04
17.501 - 18.000                                          12                 1,625,979.75                          9.99
18.001 - 18.500                                          16                 1,730,753.13                         10.63
18.501 - 19.000                                          14                 1,029,259.32                          6.32
19.001 - 19.500                                           1                   186,646.79                          1.15
                                                          -                   ----------                          ----

Totals                                                   95               $16,279,956.12                        100.00 %
                                                         ==               ==============                        ======



                         NEXT INTEREST ADJUSTMENT DATE OF THE GROUP II INITIAL MORTGAGE LOANS

                                                                                                   Percentage of Group II
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
        Next Adjustment Date                          Loans          Aggregate Principal Balance     Principal Balance
        --------------------                          -----          ---------------------------     -----------------
02/01/00                                                  1                   148,155.20                          0.91 %
04/01/00                                                  1                   287,851.45                          1.77
05/01/01                                                  1                   298,179.40                          1.83
05/01/99                                                  1                   270,676.18                          1.66
07/01/00                                                  3                   193,888.45                          1.19
08/01/00                                                 19                 4,367,740.79                         26.83
09/01/00                                                 14                 1,714,319.95                         10.53
09/01/01                                                  1                    60,673.35                          0.37
09/01/99                                                  4                 1,255,125.22                          7.71
10/01/00                                                 19                 2,585,254.76                         15.88
10/01/01                                                  1                   315,609.64                          1.94
11/01/00                                                 18                 2,869,326.46                         17.62
11/01/01                                                  2                   647,781.87                          3.98
12/01/00                                                  8                   938,760.87                          5.77
12/01/01                                                  2                   326,612.53                          2.01
                                                          -                   ----------                          ----

Totals                                                   95               $16,279,956.12                        100.00 %
                                                         ==               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 45
--------------------------------------------------------------------------------


            GROSS MARGINS OF THE GROUP II INITIAL MORTGAGE RATE LOANS
                                                                                                   Percentage of Group II
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
     Range of Gross Margins (%)                       Loans          Aggregate Principal Balance     Principal Balance
     --------------------------                       -----          ---------------------------     -----------------
 3.001 -  3.500                                           1                   270,676.18                          1.66 %
 3.501 -  4.000                                           2                   676,149.96                          4.15
 4.001 -  4.500                                           5                 1,187,317.75                          7.29
 4.501 -  5.000                                           3                   688,791.18                          4.23
 5.001 -  5.500                                          21                 5,278,920.10                         32.43
 5.501 -  6.000                                          36                 5,077,434.15                         31.19
 6.001 -  6.500                                          15                 1,339,892.52                          8.23
 6.501 -  7.000                                           2                   244,456.46                          1.50
 7.001 -  7.500                                           1                    86,814.44                          0.53
 7.501 -  8.000                                           7                 1,299,658.90                          7.98
 8.001 -  8.500                                           2                   129,844.48                          0.80
                                                          -                   ----------                          ----

Totals                                                   95               $16,279,956.12                        100.00 %
                                                         ==               ==============                        ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 46
--------------------------------------------------------------------------------








GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group III
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
              Location                               Loans          Aggregate Principal Balance     Principal Balance
              --------                               -----          ---------------------------     -----------------
Alaska                                                    1                   128,647.40                         0.33 %
Arizona                                                   8                   715,913.24                         1.82
Arkansas                                                  1                    55,695.01                         0.14
California                                               20                 2,473,662.71                         6.27
Colorado                                                  1                   185,675.95                         0.47
Connecticut                                               4                   280,489.00                         0.71
Delaware                                                  4                   194,399.11                         0.49
Florida                                                 121                 8,966,000.55                        22.73
Georgia                                                  20                 1,415,642.84                         3.59
Illinois                                                  8                   583,695.49                         1.48
Indiana                                                  32                 1,963,536.99                         4.98
Kansas                                                    3                   229,840.23                         0.58
Kentucky                                                  6                   523,644.65                         1.33
Louisiana                                                 1                   112,702.54                         0.29
Maryland                                                  5                   430,033.41                         1.09
Michigan                                                 24                 1,631,161.90                         4.14
Minnesota                                                 3                   185,935.69                         0.47
Mississippi                                               6                   492,631.17                         1.25
Missouri                                                 14                   685,516.83                         1.74
Montana                                                   1                   104,819.40                         0.27
Nevada                                                    3                   349,384.58                         0.89
North Carolina                                           52                 4,054,980.99                        10.28
Ohio                                                     36                 2,122,248.54                         5.38
Oklahoma                                                  6                   361,553.17                         0.92
Oregon                                                    5                   492,573.73                         1.25
Pennsylvania                                             23                 1,640,664.67                         4.16
South Carolina                                           43                 2,497,055.85                         6.33
South Dakota                                              1                    56,928.56                         0.14
Tennessee                                                38                 3,223,264.17                         8.17
Texas                                                    15                 1,397,381.29                         3.54
Utah                                                      3                   240,900.92                         0.61
Virginia                                                  8                   670,424.81                         1.70
Washington                                                7                   786,433.93                         1.99
West Virginia                                             4                   188,700.99                         0.48
                                                          -                   ----------                         ----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 47
--------------------------------------------------------------------------------


                            Loan to Value Ratios of all the Group III Initial Mortgage Loans
                                                                                                   Percentage of Group
                                                                                                  III Mortgage Loans by
       Range of Loan-to-Value                      Number of                 Aggregate                  Aggregate
      Ratios at Origination (%)                  Mortgage Loans          Principal Balance          Principal Balance
      -------------------------                  --------------          -----------------          -----------------
 10.01 -  15.00                                           1                     39,949.59                        0.10 %
 15.01 -  20.00                                           1                     32,042.61                        0.08
 20.01 -  25.00                                           1                     29,989.59                        0.08
 25.01 -  30.00                                           2                     49,841.68                        0.13
 35.01 -  40.00                                           3                     83,632.26                        0.21
 40.01 -  45.00                                           4                    236,628.46                        0.60
 45.01 -  50.00                                           5                    231,398.75                        0.59
 50.01 -  55.00                                           8                    488,426.60                        1.24
 55.01 -  60.00                                          10                    477,931.27                        1.21
 60.01 -  65.00                                          35                  2,229,979.81                        5.65
 65.01 -  70.00                                          33                  2,540,857.17                        6.44
 70.01 -  75.00                                          74                  5,239,399.48                       13.28
 75.01 -  80.00                                         122                  8,734,713.55                       22.15
 80.01 -  85.00                                         102                  8,137,249.40                       20.63
 85.01 -  90.00                                         110                  9,172,620.75                       23.26
 90.01 -  95.00                                          16                  1,717,479.34                        4.35
                                                         --                  ------------                        ----

Totals                                                  527                $39,442,140.31                      100.00 %
                                                        ===                ==============                      ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 48
--------------------------------------------------------------------------------


           MORTGAGE RATES OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group III
                                                                                                       Mortgage Loans
                                               Number of Mortgage                                       By Aggregate
     Range of Mortgage Rates (%)                      Loans          Aggregate Principal Balance     Principal Balance
     ---------------------------                      -----          ---------------------------     -----------------
 7.001 -  7.500                                           2                   340,752.94                          0.86 %
 7.501 -  8.000                                          11                   767,696.70                          1.95
 8.001 -  8.500                                          29                 2,302,643.60                          5.84
 8.501 -  9.000                                          54                 5,197,655.40                         13.18
 9.001 -  9.500                                          59                 4,799,143.98                         12.17
 9.501 - 10.000                                         102                 7,431,806.36                         18.84
10.001 - 10.500                                          66                 5,117,098.28                         12.97
10.501 - 11.000                                          86                 5,732,305.21                         14.53
11.001 - 11.500                                          49                 3,129,665.86                          7.93
11.501 - 12.000                                          43                 2,920,310.73                          7.40
12.001 - 12.500                                          14                   925,506.46                          2.35
12.501 - 13.000                                           9                   562,427.20                          1.43
13.001 - 13.500                                           2                   156,656.47                          0.40
14.001 - 14.500                                           1                    58,471.12                          0.15
                                                          -                    ---------                          ----

Totals                                                  527               $39,442,140.31                        100.00 %
                                                        ===               ==============                        ======

                           PRINCIPAL BALANCES OF THE GROUP III INITIAL MORTGAGE RATE LOANS


                                                                                                  Percentage of Group III
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
   Range of Principal Balances ($)                    Loans          Aggregate Principal Balance     Principal Balance
   -------------------------------                    -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                                   8                   196,318.30                          0.50 %
 25,000.01 -  50,000.00                                 133                 5,244,653.55                         13.30
 50,000.01 -  75,000.00                                 184                11,360,648.93                         28.80
 75,000.01 - 100,000.00                                 102                 8,795,757.32                         22.30
100,000.01 - 125,000.00                                  45                 5,011,194.52                         12.71
125,000.01 - 150,000.00                                  28                 3,798,132.67                          9.63
150,000.01 - 175,000.00                                   9                 1,466,374.58                          3.72
175,000.01 - 200,000.00                                   9                 1,663,913.62                          4.22
200,000.01 - 225,000.00                                   8                 1,675,496.35                          4.25
225,000.01 - 250,000.00                                   1                   229,650.47                          0.58
                                                          -                   ----------                          ----

Totals                                                  527               $39,442,140.31                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 49
--------------------------------------------------------------------------------


                       REMAINING TERMS TO MATURITY OF THE GROUP III INITIAL MORTGAGE RATE LOANS


                                                                                                  Percentage of Group III
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
       Remaining Term (months)                        Loans          Aggregate Principal Balance     Principal Balance
       -----------------------                        -----          ---------------------------     -----------------
111 - 115                                                 1                    45,494.98                          0.12 %
116 - 120                                                 3                   145,135.39                          0.37
166 - 170                                                 1                    91,313.04                          0.23
171 - 175                                                86                 6,223,867.01                         15.78
176                                                      49                 3,690,811.22                          9.36
177                                                      46                 3,499,828.23                          8.87
178                                                      89                 6,836,687.19                         17.33
179                                                      82                 5,942,902.99                         15.07
180                                                       1                    52,000.00                          0.13
231 - 235                                                 2                   231,961.21                          0.59
236 - 240                                                 6                   298,969.03                          0.76
346 - 350                                                 1                    55,695.01                          0.14
351 - 355                                                36                 3,200,368.41                          8.11
356                                                      30                 1,575,123.21                          3.99
357                                                      26                 1,892,344.62                          4.80
358                                                      39                 2,968,509.40                          7.53
359                                                      29                 2,691,129.37                          6.82
                                                         --                 ------------                          ----

Totals                                                  527               $39,442,140.31                        100.00 %
                                                        ===               ==============                        ======



                       ORIGINAL TERMS TO MATURITY OF THE GROUP III INITIAL MORTGAGE RATE LOANS


                                                                                                  Percentage of Group III
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
       Original Terms (months)                        Loans          Aggregate Principal Balance     Principal Balance
       -----------------------                        -----          ---------------------------     -----------------
116 - 120                                                 4                   190,630.37                          0.48 %
176 - 180                                               354                26,337,409.68                         66.77
236 - 240                                                 8                   530,930.24                          1.35
356 - 360                                               161                12,383,170.02                         31.40
                                                        ---                -------------                         -----

Totals                                                  527               $39,442,140.31                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 50
--------------------------------------------------------------------------------

                        TYPES OF MORTGAGED PROPERTIES OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group III
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Property Type                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Attached Housing                                          1                    39,506.04                         0.10 %
Condo Hi-Rise                                             2                   127,471.44                         0.32
Condo Lo-Rise                                             6                   375,273.32                         0.95
Manufactured                                            103                 6,604,800.83                        16.75
Multi Unit                                               24                 1,941,862.77                         4.92
PUD                                                       8                 1,006,257.12                         2.55
PUD Regular                                               5                   553,094.26                         1.40
Single Family Residence                                 378                28,793,874.53                        73.00
                                                        ---                -------------                        -----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======

           USE OF PROCEEDS OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                    Percentage of Group
                                                                                                    III Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
           Use of Proceeds                            Loans          Aggregate Principal Balance     Principal Balance
           ---------------                            -----          ---------------------------     -----------------
Const-Perm                                               17                 1,336,379.25                         3.39 %
Const-Perm--- Cash Out                                    1                    72,707.63                         0.18
Const-Perm--- No Cash Out                                 4                   287,666.14                         0.73
Purchase                                                140                10,299,642.47                        26.11
Refinance--- Cash Out                                   314                23,232,877.44                        58.90
Refinance--- No Cash Out                                 51                 4,212,867.38                        10.68
                                                         --                 ------------                        -----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 51
--------------------------------------------------------------------------------



                OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group III
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
          Occupancy Status                           Loans          Aggregate Principal Balance     Principal Balance
          ----------------                           -----          ---------------------------     -----------------
Investment Non-Owner Occupied                            40                 2,263,521.00                         5.74 %
Investment Owner Occupied                                 5                   317,727.52                         0.81
Primary                                                 477                36,455,092.71                        92.43
Secondary                                                 5                   405,799.08                         1.03
                                                          -                   ----------                         ----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======


                             DOCUMENTATION TYPE OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group III
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Documentation                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Full                                                    415                30,965,078.94                        78.51 %
Limited                                                  30                 2,206,640.94                         5.59
Stated                                                   82                 6,270,420.43                        15.90
                                                         --                 ------------                        -----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======

                            RISK CLASSIFICATIONS OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                 Percentage of Group III
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
         Risk Classification                         Loans          Aggregate Principal Balance     Principal Balance
         -------------------                         -----          ---------------------------     -----------------
AA                                                       82                 7,280,336.24                        18.46 %
A                                                       158                11,951,076.71                        30.30
A-                                                      131                10,077,013.55                        25.55
B                                                        87                 6,140,283.29                        15.57
C                                                        56                 3,342,414.12                         8.47
D                                                        13                   651,016.40                         1.65
                                                         --                   ----------                         ----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 52
--------------------------------------------------------------------------------

            DELINQUENCIES OF ALL THE GROUP III INITIAL MORTGAGE LOANS

                                                                                                    Percentage of Group
                                                                                                    III Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
      Number of Days Delinquent                       Loans          Aggregate Principal Balance     Principal Balance
      -------------------------                       -----          ---------------------------     -----------------
  0 - 29                                                494                37,122,081.36                        94.12 %
 30 - 59                                                 29                 2,040,212.55                         5.17
 60 - 89                                                  4                   279,846.40                         0.71
                                                          -                   ----------                         ----

Totals                                                  527               $39,442,140.31                       100.00 %
                                                        ===               ==============                       ======



GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
              Location                               Loans          Aggregate Principal Balance     Principal Balance
              --------                               -----          ---------------------------     -----------------
Arizona                                                   1                   122,246.95                         0.76 %
California                                               12                 2,741,075.97                        17.08
Florida                                                  49                 4,788,611.13                        29.84
Georgia                                                   3                   381,853.60                         2.38
Illinois                                                  3                   196,301.09                         1.22
Indiana                                                   1                    47,951.33                         0.30
Maryland                                                  2                   454,554.59                         2.83
Michigan                                                  6                   839,058.93                         5.23
Minnesota                                                 3                   190,526.83                         1.19
Mississippi                                               3                   260,431.19                         1.62
Missouri                                                  4                   352,403.46                         2.20
Nebraska                                                  1                    53,888.02                         0.34
Nevada                                                    4                   508,783.43                         3.17
New Mexico                                                1                    59,471.86                         0.37
North Carolina                                           12                   911,928.08                         5.68
Ohio                                                     10                   724,986.45                         4.52
Oregon                                                    1                   219,387.82                         1.37
Pennsylvania                                              4                   277,216.56                         1.73
South Carolina                                            7                   544,427.25                         3.39
Tennessee                                                10                   681,306.92                         4.25
Texas                                                     4                   862,476.01                         5.37
Washington                                                4                   790,487.12                         4.93
West Virginia                                             1                    39,894.70                         0.25
                                                          -                    ---------                         ----

Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 53
--------------------------------------------------------------------------------



                            LOAN TO VALUE RATIOS OF ALL THE GROUP IV INITIAL MORTGAGE LOANS
                                                                                                 Percentage of Group IV
                                                                                                    Mortgage Loans by
       Range of Loan-to-Value                      Number of                 Aggregate                  Aggregate
      Ratios at Origination (%)                  Mortgage Loans          Principal Balance          Principal Balance
      -------------------------                  --------------          -----------------          -----------------
 15.01 -  20.00                                           1                     85,178.45                        0.53 %
 20.01 -  25.00                                           1                     28,741.11                        0.18
 25.01 -  30.00                                           2                     63,788.91                        0.40
 30.01 -  35.00                                           1                     33,945.12                        0.21
 35.01 -  40.00                                           3                    113,269.98                        0.71
 40.01 -  45.00                                           1                     24,957.53                        0.16
 50.01 -  55.00                                           1                     29,967.54                        0.19
 55.01 -  60.00                                           3                    223,752.44                        1.39
 60.01 -  65.00                                          10                    584,961.29                        3.64
 65.01 -  70.00                                           9                    990,358.23                        6.17
 70.01 -  75.00                                          27                  2,306,436.98                       14.37
 75.01 -  80.00                                          24                  2,978,711.66                       18.56
 80.01 -  85.00                                          33                  4,509,036.28                       28.09
 85.01 -  90.00                                          26                  3,647,984.74                       22.73
 90.01 -  95.00                                           4                    428,179.03                        2.67
                                                          -                    ----------                        ----

Totals                                                  146                $16,049,269.29                      100.00 %
                                                        ===                ==============                      ======

            MORTGAGE RATES OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                   Percentage of Group IV
                                                                                                       Mortgage Loans
                                               Number of Mortgage                                       By Aggregate
     Range of Mortgage Rates (%)                      Loans          Aggregate Principal Balance     Principal Balance
     ---------------------------                      -----          ---------------------------     -----------------
 7.501 -  8.000                                           4                 1,796,912.53                         11.20 %
 8.001 -  8.500                                           2                 1,105,836.46                          6.89
 9.001 -  9.500                                           7                   450,918.47                          2.81
 9.501 - 10.000                                          31                 3,882,128.92                         24.19
10.001 - 10.500                                          49                 4,261,171.05                         26.55
10.501 - 11.000                                          24                 2,286,857.77                         14.25
11.001 - 11.500                                          16                 1,271,943.32                          7.93
11.501 - 12.000                                           2                   233,279.31                          1.45
12.001 - 12.500                                           3                   163,096.61                          1.02
12.501 - 13.000                                           5                   360,236.99                          2.24
13.501 - 14.000                                           2                   182,314.82                          1.14
14.001 - 14.500                                           1                    54,573.04                          0.34
                                                          -                    ---------                          ----

Totals                                                  146               $16,049,269.29                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 54
--------------------------------------------------------------------------------



                            PRINCIPAL BALANCES OF THE GROUP IV INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group IV
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
   Range of Principal Balances ($)                    Loans          Aggregate Principal Balance     Principal Balance
   -------------------------------                    -----          ---------------------------     -----------------
 15,000.01  - 25,000.00                                   1                    24,957.53                          0.16 %
 25,000.01 -  50,000.00                                  28                 1,117,702.72                          6.96
 50,000.01 -  75,000.00                                  45                 2,722,450.76                         16.96
 75,000.01 - 100,000.00                                  27                 2,344,259.78                         14.61
100,000.01 - 125,000.00                                  12                 1,356,708.13                          8.45
125,000.01 - 150,000.00                                   9                 1,212,212.24                          7.55
150,000.01 - 175,000.00                                   4                   630,254.87                          3.93
175,000.01 - 200,000.00                                   3                   582,786.47                          3.63
200,000.01 - 225,000.00                                   3                   650,732.08                          4.05
225,000.01 - 250,000.00                                   2                   488,052.64                          3.04
250,000.01 - 275,000.00                                   2                   533,354.83                          3.32
275,000.01 - 300,000.00                                   2                   573,973.81                          3.58
300,000.01 - 325,000.00                                   1                   305,875.08                          1.91
325,000.01 - 350,000.00                                   1                   339,849.59                          2.12
350,000.01 - 375,000.00                                   2                   717,383.85                          4.47
450,000.01 - 475,000.00                                   1                   462,042.68                          2.88
475,000.01 - 500,000.00                                   1                   477,483.18                          2.98
625,000.01 - 650,000.00                                   1                   643,793.78                          4.01
850,000.01 - 875,000.00                                   1                   865,395.27                          5.39
                                                          -                   ----------                          ----

Totals                                                  146               $16,049,269.29                        100.00 %
                                                        ===               ==============                        ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 55
--------------------------------------------------------------------------------







                       REMAINING TERMS TO MATURITY OF THE GROUP IV INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group IV
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
       Remaining Term (months)                        Loans          Aggregate Principal Balance     Principal Balance
       -----------------------                        -----          ---------------------------     -----------------
171 - 175                                                16                 2,350,074.90                         14.64 %
176                                                      19                 1,142,595.10                          7.12
177                                                       7                   500,293.89                          3.12
178                                                      37                 3,095,463.38                         19.29
179                                                      21                 3,129,167.89                         19.50
236 - 240                                                 1                   116,604.05                          0.73
296 - 300                                                 1                   357,543.45                          2.23
351 - 355                                                 9                 1,264,387.08                          7.88
356                                                       6                 1,076,349.93                          6.71
357                                                      10                   896,981.95                          5.59
358                                                      10                 1,059,195.09                          6.60
359                                                       9                 1,060,612.58                          6.61
                                                          -                 ------------                          ----

Totals                                                  146               $16,049,269.29                        100.00 %
                                                        ===               ==============                        ======



                        ORIGINAL TERMS TO MATURITY OF THE GROUP IV INITIAL MORTGAGE RATE LOANS


                                                                                                   Percentage of Group IV
                                                                                                     Mortgage Loans by
                                               Number of Mortgage                                        Aggregate
       Original Terms (months)                        Loans          Aggregate Principal Balance     Principal Balance
       -----------------------                        -----          ---------------------------     -----------------
176 - 180                                               100                10,217,595.16                         63.66 %
236 - 240                                                 1                   116,604.05                          0.73
296 - 300                                                 1                   357,543.45                          2.23
356 - 360                                                44                 5,357,526.63                         33.38
                                                         --                 ------------                         -----

Totals                                                  146               $16,049,269.29                        100.00 %
                                                        ===               ==============                        ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 56
--------------------------------------------------------------------------------





                        TYPES OF MORTGAGED PROPERTIES OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Property Type                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Attached Housing                                          1                    54,918.20                         0.34 %
Condo Hi-Rise                                             1                    94,424.56                         0.59
Condo Lo-Rise                                             2                    90,759.42                         0.57
Manufactured                                             21                 1,273,906.50                         7.94
Multi Unit                                                8                   640,339.34                         3.99
PUD                                                       8                   642,730.65                         4.00
PUD Regular                                               2                   263,790.49                         1.64
Single Family Residence                                 103                12,988,400.13                        80.93
                                                        ---                -------------                        -----

Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======

                                  USE OF PROCEEDS OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
           Use of Proceeds                            Loans          Aggregate Principal Balance     Principal Balance
           ---------------                            -----          ---------------------------     -----------------
Const-Perm                                                4                   260,844.94                         1.63 %
Const-Perm--- No Cash Out                                 5                   460,007.06                         2.87
Other                                                     1                    66,945.80                         0.42
Purchase                                                 42                 5,570,740.13                        34.71
Refinance--- Cash Out                                    77                 7,175,859.06                        44.71
Refinance--- No Cash Out                                 17                 2,514,872.30                        15.67
                                                         --                 ------------                        -----

Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======

                 OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
          Occupancy Status                           Loans          Aggregate Principal Balance     Principal Balance
Investment Non-Owner Occupied                            19                 1,435,520.87                         8.94 %
Primary                                                 127                14,613,748.42                        91.06
                                                        ---               --------------                       ------
Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

MARKETING MEMORANDUM - 1/19/99 3:00 PM
NOVASTAR MORTGAGE FUNDING TRUST 1999-1                                   PAGE 57
--------------------------------------------------------------------------------

                              DOCUMENTATION TYPE OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
            Documentation                            Loans          Aggregate Principal Balance     Principal Balance
            -------------                            -----          ---------------------------     -----------------
Full                                                    109                11,219,210.83                        69.90 %
Limited                                                   8                 1,441,018.09                         8.98
Stated                                                   29                 3,389,040.37                        21.12
                                                         --                 ------------                        -----

Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======

                             RISK CLASSIFICATIONS OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                              Number of Mortgage                                       by Aggregate
         Risk Classification                         Loans          Aggregate Principal Balance     Principal Balance
         -------------------                         -----          ---------------------------     -----------------
AA                                                       25                 4,311,255.88                        26.86 %
A                                                        34                 4,720,331.20                        29.41
A-                                                       32                 2,783,925.85                        17.35
B                                                        26                 2,422,570.34                        15.09
C                                                        24                 1,459,058.69                         9.09
D                                                         5                   352,127.33                         2.19
                                                          -                   ----------                         ----

Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======



                                  DELINQUENCIES OF ALL THE GROUP IV INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Group IV
                                                                                                      Mortgage Loans
                                               Number of Mortgage                                       by Aggregate
      Number of Days Delinquent                       Loans          Aggregate Principal Balance     Principal Balance
      -------------------------                       -----          ---------------------------     -----------------
  0  - 29                                               136                15,313,310.26                        95.41 %
 30 - 59                                                  7                   371,293.01                         2.31
 60 - 89                                                  3                   364,666.02                         2.27
                                                          -                   ----------                         ----

Totals                                                  146               $16,049,269.29                       100.00 %
                                                        ===               ==============                       ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.